UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Cornerstone OnDemand, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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	1.	Title of each class of securities to which transaction applies:
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	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
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This Schedule 14A filing consists of communications from Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”), to the Company’s employees, customers, partners and analysts relating to the Agreement and Plan of Merger, dated August 5, 2021, by and among the Company, Sunshine Software Holdings, Inc., a Delaware corporation, and Sunshine Software Merger Sub, Inc., a Delaware corporation.

The following email was sent to the Company’s employees on August 5, 2021:

TO: Cornerstone Team

FROM: Phil Saunders

SUBJECT: Cornerstone enters into definitive agreement to be acquired by Clearlake Capital Group

Hi team,

I am very excited to share with you the next step in Cornerstone’s journey. A few moments ago, we announced via press release that Cornerstone has agreed to be acquired by Clearlake Capital, a highly regarded investment firm with significant experience and success in nurturing and growing SaaS companies like ours.

With the acquisition, Cornerstone will become a private company, with added flexibility and resources to position us for an even stronger future. The entire executive leadership team and I are incredibly excited by the opportunities ahead with a trusted partner that believes in our business, is aligned to our strategy, and supports our bold vision to power the future-ready workforce. We remain deeply committed to our mission, to our customers’ success and to providing you with purpose-driven career opportunities and an environment that honors our culture and commitment to our people.

Who is Clearlake?

Clearlake has cultivated a well-established and well-earned reputation as a highly regarded investment firm in the software and technology ecosystem. Clearlake is one of our largest shareholders today, recognizes our potential and shares in our bold vision to power the future-ready workforce with a system of work that works for everyone.

Founded in 2006, Clearlake operates integrated businesses across private equity, credit and other related strategies. With a sector-focused approach, the firm seeks to partner with experienced management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials and consumer. Clearlake currently has approximately $39 billion of assets under management, and its senior investment principals have led or co-led over 300 investments. The firm has offices in Santa Monica, CA and Dallas, TX. Clearlake’s track record of investing in leading SaaS companies includes, but is not limited to: Constant Contact, Diligent, Dude Solutions, Ivanti, NetDocuments, Symplr and Zywave.

Why now?

As a public company, one of our board and management team’s responsibilities is to maximize shareholder value. Following our Board’s robust review, we decided that partnering with Clearlake achieves that goal and will best position us to continue building value for our employees and allow Cornerstone to take advantage of the opportunities ahead of us.

What does this mean for you?

While this announcement is an important milestone, please keep in mind that we are still in the early stages and we expect to close the transaction in the second half of 2021. Until closing, Cornerstone remains a public company, and we’ll continue to operate as we always have.

What can you say publicly?

It’s important that we speak with one voice. To ensure our communications with our stakeholders are coordinated across the organization, we ask that you do not speak to the media, investors or other third parties unless you are designated to do so. Please forward any media inquiries to media@csod.com and investor inquiries to Jason Gold, at jgold@csod.com, who will respond on the company’s behalf.

Later today we will be communicating the news to our customers and partners. To help you field questions from customers, prospects, and partners, please refer to our Customer and Partner Communications and FAQs posted to Galaxy.

What’s next?

I recognize this change is significant and you likely have many questions. We’ll be hosting a companywide meeting today at 2 pm PT / 5 pm ET / 22:00 BST, where I’ll share more information about what this means for you and the company. You’ll be receiving a calendar invite with log-in details very soon. In the meantime, these Employee FAQs may answer some of your immediate questions. For those unable to join our meeting, a recording will also be available to all in Galaxy following the meeting.

Team, last but certainly not least, I want to say ‘thank you’ to all of you. It is because of you — and the dedication, passion, and innovative mindset you bring to work every day — that we have arrived at this pivotal moment. Together, we have created something really special here at Cornerstone. We have built a company with an incredible culture and products and services that our customers love. With Clearlake, I’m confident we’ll build upon our successes and accelerate our vision to power the future-ready workforce with a system of work that works for everyone.

I am excited to continue on this journey with you and truly believe we have a bright future ahead of us. Let’s go!

- Phil Saunders

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following email was sent to the Company’s customers on August 5, 2021:

Cornerstone enters into definitive agreement

to be acquired by Clearlake Capital Group

August 5, 2021

Dear Valued Customer,

Since Cornerstone was founded more than 20 years ago, we have been innovating solutions that help your people learn and grow at work. In partnership with you, our global community of more than 6,000 customers, we have created a bold vision to power the future-ready workforce, and an innovation roadmap designed to create a system of work, that works for everyone.

Our focus on your success has been instrumental to Cornerstone’s success, and we’re now excited to share the next major milestone in Cornerstone’s journey.

Today we announced that Cornerstone has entered into a definitive agreement to be acquired by Clearlake Capital, a global investment firm. This transaction will enable us to further accelerate investments in our products and services, including acquisitions that extend our capabilities and expand the value we provide to our customers. Clearlake is a trusted partner who believes in our business, is aligned to our strategy, and supports our mission to give every person the opportunity to realize their potential and achieve the extraordinary. Upon completion of the proposed acquisition, Cornerstone will be a private company, with added flexibility and resources to make bolder investments that better serve our customers today and well into the future.

Who is Clearlake?

Clearlake is a highly regarded investment firm with significant experience and success investing in SaaS companies. As one of our largest shareholders today, Clearlake recognizes Cornerstone as a high performing market leader with a very compelling future. Clearlake is excited about Cornerstone, our team, our customers and the opportunities ahead, and this partnership will help further accelerate our strategy through product innovation, market expansion and industry leadership, so we can deliver more value to you.

What does this mean for you?

In short, it’s business as usual. We remain deeply committed to delivering the proven solutions you’ve come to rely on and helping you power a future-ready workforce. By connecting your people with growth opportunities, your business goals with purpose, and helping everyone achieve extraordinary outcomes—together. This remains our unwavering focus.

What’s next?

We expect the transaction to close in the second half of 2021, subject to shareholder approval and other customary closing conditions including regulatory approvals.

We are excited about the benefits this transaction will bring to our customers, partners and employees. We look forward to connecting with you virtually in November, at Cornerstone Convergence!

Sincerely,

Phil Saunders

CEO, Cornerstone

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form10-K,Form10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following email was sent to the Company’s partners on August 5, 2021:

Cornerstone enters into definitive agreement

to be acquired by Clearlake Capital Group

August 5, 2021

Dear Valued Partner,

Since Cornerstone was founded more than 20 years ago, we have been innovating solutions that help people learn and grow at work. Since then, we’ve grown to serve a community of more than 6,000 customers, hand-in-hand with our trusted global partner ecosystem. Together, we’ve created a bold vision to power the future-ready workforce, with an innovation roadmap designed to create a system of work, that works for everyone.

Your partnership has been instrumental to Cornerstone’s success, and we’re now excited to share the next major milestone in Cornerstone’s journey.

Today we announced that Cornerstone has entered into a definitive agreement to be acquired by Clearlake Capital, a global investment firm. This transaction will enable us to further accelerate investments in our products and services including acquisitions that extend our capabilities and expand the value we provide to customers. Clearlake is a trusted partner who believes in our business, is aligned to our strategy, and supports our mission to give every person the opportunity to realize their potential and achieve the extraordinary.

Upon completion of the proposed acquisition, Cornerstone will be a private company, with added flexibility and resources to make bolder investments that better serve our customers today and well into the future.

Who is Clearlake?

Clearlake is a highly regarded investment firm with significant experience and success investing in SaaS companies. As one of our largest shareholders today, Clearlake recognizes Cornerstone as a high performing market leader with a very compelling future. Clearlake is excited about Cornerstone, our team, our customers and the opportunities ahead, and this partnership will help further accelerate our strategy through product innovation, market expansion and industry leadership, so we can deliver more value to you.

What does this mean for our customers and partners?

In short, it’s business as usual. We remain deeply committed to delivering the proven solutions our customers have come to rely on and helping them power a future-ready workforce. By connecting people with growth opportunities, business goals with purpose, and helping everyone achieve extraordinary outcomes - together. This remains our unwavering focus. Our partners remain a key enabler of our customers’ success and a critical component in our strategy to drive growth and leadership in the market.

What’s next?

We expect the transaction to close in the second half of 2021, subject to shareholder approval and other customary closing conditions including regulatory approvals.

We are excited about the benefits this transaction will bring to our customers, partners and employees and we look forward to connecting with you virtually in November, at Cornerstone Convergence!

Sincerely,

Phil Saunders

CEO, Cornerstone

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following email was sent to industry analysts and influencers on August 5, 2021:

Cornerstone enters into definitive agreement

to be acquired by Clearlake Capital Group

August 5, 2021

Hi there,

We’re excited to share an important milestone in Cornerstone’s journey. Today, we announced via press release that Cornerstone has entered into a definitive agreement to be acquired by Clearlake Capital, a leading investment firm. Under the terms of the agreement, Clearlake has agreed to acquire the outstanding shares of Cornerstone common stock for $57.50 per share in cash, representing an enterprise value of approximately $5.2 billion.

Today’s announcement is the culmination of a robust strategic review process conducted over the past many months by Cornerstone’s Board of Directors, and our leadership team is truly excited about the opportunities Clearlake opens up for us.

This transaction provides Cornerstone shareholders with compelling, certain cash value, and offers Cornerstone significant strategic flexibility and financial resources to capture new market opportunities, advance innovation, provide our customers with unparalleled value, and create new opportunities for our employees.

Why Now?

We have big plans for continued success and innovation. With Clearlake as a partner and as a private company, Cornerstone will be even better positioned to invest in and win share of the HR software market as an independent category leader, including through acquisitions that extend our capabilities and expand the value we provide to customers.

Why Clearlake?

Clearlake is a highly regarded investment firm with significant experience and success in nurturing and growing SaaS companies like ours. Additionally, Clearlake is one of our largest shareholders today, and they believe in our business and are aligned to our strategy and our bold vision to power the future-ready workforce. They are committed to providing the support and resources we need to accelerate our strategy through product innovation, market expansion and industry leadership.

What’s Next?

The transaction is expected to close in the second half of 2021, subject to shareholder approval and other customary closing conditions including regulatory approvals. Upon close of the transaction, Cornerstone will operate as a privately held company.

Thank you for your continued support of Cornerstone, and for your partnership. We are excited about the potential in this transaction and the benefits it will bring to our employees, customers and partners.

Sincerely,

Theresa Damato

Chief Marketing Officer

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following FAQ was made available to the Company’s employees on August 5, 2021:

Employee FAQ Guide

Common questions from Cornerstone employees

As an employee, we recommend you carefully read through all the information below at your earliest convenience. If you have additional questions not answered in this document, please email AskPhil@csod.com.

Please note that we may not be able to answer all questions at this time as the transaction is not yet closed. We expect the transaction to close in the second half of 2021 and we will have more information to share as we move toward that milestone.

BACKGROUND

On August 5, 2021, Cornerstone announced that we have entered into a definitive agreement to be acquired by Clearlake Capital Group, a highly regarded investment firm. Under the terms of the agreement, Clearlake will acquire the outstanding shares of Cornerstone common stock for $57.50 per share in cash. The transaction has an enterprise value of approximately $5.2 billion. The transaction is expected to close in the second half of 2021, subject to approval by a majority of Cornerstone shareholders and other customary closing conditions including regulatory approvals. Upon close of the transaction, Cornerstone will operate as a privately held company.

In addition to providing Cornerstone shareholders with compelling, certain cash value, this transaction provides a partner who is committed to Cornerstone’s strategy and mission. With Clearlake as a partner, and as a private company, Cornerstone will be even better positioned to capture our market opportunities, including through acquisitions that extend our capabilities and the value we provide to customers. We’ll be gaining significant strategic flexibility and financial resources to further advance our efforts to empower people and organizations, provide our customers with unparalleled reach, efficiency and expertise, and create new opportunities for our employees.

GENERAL FAQs

What was announced and what does it mean?

On August 5, 2021, we announced via press release that we have entered into a definitive agreement to be acquired by Clearlake Capital Group, a highly regarded investment firm. Following the completion of the transaction, Cornerstone will become a Clearlake portfolio company. We will remain a standalone public company until the acquisition closes, at which time we will be privately owned by Clearlake.

Together with Clearlake, Cornerstone can deliver compelling, certain value to our shareholders and do well for our employees, while strengthening our independent category leadership and providing more flexibility and resources to position the Company for an even stronger future. This transaction will allow us to further accelerate investments in our products and services to better serve our customers, with the support of a trusted partner who believes in our business, is aligned to our strategy and our bold vision to power the future-ready workforce.

When will the transaction be completed?

The transaction is expected to be completed in the second half of 2021, subject to approval by a majority of Cornerstone shareholders and regulatory approvals as well as other customary closing conditions.

Why are we going private?

Going private is a way to deliver compelling, certain value to our shareholders while having more flexibility to accelerate our strategies around product innovation, market expansion and industry leadership. We believe that the resources, financial strength, and operational expertise of Clearlake will further strengthen our independent category leadership and provide more flexibility and resources to position the Company for an even stronger future.

How will this impact our product strategy?

With Clearlake as a partner, and as a private company, we’ll have significant strategic flexibility and financial resources to further advance our innovation, provide our customers with unparalleled reach, efficiency and expertise, and create new opportunities for our employees. With Clearlake’s support, we can make bolder investments to better serve our customers today and well into the future, and Cornerstone will be even better positioned to capture new market opportunities, including through acquisitions that extend our capabilities and expand the value we provide to customers.

Who is Clearlake and why did we choose to partner with them?

Clearlake is a highly regarded investment firm with significant experience and success investing in SaaS companies. As one of our largest shareholders today, Clearlake see Cornerstone as a high performing market leader with a very compelling future market opportunity. They are interested in providing Cornerstone with the support and resources we need to accelerate our strategy through product innovation, market expansion and industry leadership, so we can deliver more value to our customers.

Is this good for Cornerstone and our customers?

Yes, this is great news! Cornerstone’s mission and vision remain unchanged, and we will continue to be dedicated to the success of our customers and to delivering innovation that enables organizations and their people to grow and succeed, together. With Clearlake’s support, we Cornerstone will be even better positioned to capture our market opportunities, including through acquisitions that extend our capabilities and the value we provide to customers well into the future.

What does this mean for Cornerstone employees?

Today’s announcement is just the first step – the acquisition is not complete until closing, which we expect to happen in the second half of 2021. Until we close, Cornerstone remains a public company, and we’ll continue to operate as we always have - business as usual—with no changes to our teams, our roles and responsibilities, or our business priorities.

What am I allowed to say publicly as a Cornerstone employee?

As with any acquisition, we are limited to what we can say publicly until the transaction closes. To help the appropriate teams field questions from customers, partners and prospects, we’ve posted a Customer & Partner Facing Team Guide on Galaxy, and you can share the official transaction press release link on our website.

What attracted Clearlake to Cornerstone?

Clearlake is investing in Cornerstone because they believe in our strategy, our mission and our people and are excited by the opportunity to partner with us. They were attracted to Cornerstone because of:

•	Our People: Cornerstone has an experienced management team with deep industry and SaaS expertise and an incredibly talented global team of employees exclusively focused on the needs of HR leaders.

•	Our Products: Cornerstone is the undisputed pioneer in people development and talent management solutions with innovative, future-ready roadmap and established customer base.

•	Our Category: The HCM market outlook is strong and growing, and demand for cloud-based HCM, including learning and talent software, continues to accelerate.

•

Our Business Model: A full SaaS business model, healthy performance, innovation designed to drive further expansion, and highly attractive content business poised for success with the investment and resources we gain from Clearlake.

What changes should customers expect?

There is no change for customers. It’s business as usual. We remain deeply committed to delivering on our product roadmap, as well as our current and future customer commitments. We’re excited to launch our new People Experience Platform in October, and to connect with all our customers at Cornerstone Convergence on November 16 & 17, 2021.

Will there be management changes as a result of the transaction?

There are no planned management changes at this time.

TERMS/FINANCIAL FAQs

Can I trade Cornerstone stock during the open periods prior to the closing of the transaction?

Our normal trading policies and trading windows will continue. Under Cornerstone’s Insider Trading Policy, a regular quarterly block period is currently in effect, which means you should not trade stock until the block period ends (after two full trading days post our earnings announcement).

What will happen to the ESPP (Employee Stock Purchase Plan)?

If you are already enrolled in the ESPP, you may continue to contribute at your current rate until your current purchase period ends, unless you withdraw from the ESPP before that time. Please note you may not increase your contribution rate. If the closing of the transaction occurs prior to the regularly scheduled end date of the offering period in which you are currently enrolled, your offering period will be shortened and end on or before the date the transaction closes. At that time, your accumulated contributions will be used to purchase shares of Cornerstone common stock, and any leftover contributions will promptly be returned to you. There will not be another ESPP offering period after your current offering period ends, assuming the transaction has then closed.

Can I enroll in the ESPP or increase my contribution now?

No, enrollment for the ESPP is closed, and you will not be able to increase your rate of payroll contributions to the ESPP or make any separate contributions to the ESPP.

What happens to my equity?

•	At closing, your vested shares will be converted to cash at $57.50 per share and paid to you.

•	Each RSU you hold will be converted to the right to receive $57.50 per unit paid on your existing vesting schedule, provided you remain an employee through the applicable vesting dates.

•	If you are a longer-serving employee who holds stock options, you will be paid the difference between $57.50 and the exercise price for each option.

EXPERIENCE FAQs

Will our existing employee benefit plans change?

We do not expect that there will be changes in the employee benefit plans at this time.

Will we still recognize Wellness Day and other Cornerstone celebrations?

Of course! We plan for Cornerstone traditions to not only live on but to find new unique ways to engage and celebrate them that continues to recognize the global diversity of our Cornerstar base.

Wellness Day is scheduled for August 19 in all countries except for Israel, which will celebrate this day on September 1. Other Cornerstone-specific celebrations, like Anniversary, are a big part of our culture and we plan to honor them moving forward.

Will there be changes to our office reopening plans?

There will be no changes to our Future of Work strategy, including the phased reopening plans for our office locations. Cornerstar safety, as always, remains our top priority.

How will this change our culture?

It’s incredibly important that we don’t lose sight of where we came from or who we are. After all, we’ll still be Cornerstone! Together, we have created something really special here at Cornerstone. We have built a company with an incredible culture and products and services that our customers love. We are confident that, with Clearlake’s partnership, we’ll build upon our successes and accelerate on our path toward helping people (including ours!) grow.

Where should I direct any further questions?

If you have additional questions not answered in this document, please email AskPhil@csod.com. Please recognize that we may not be able to answer all questions at this time.

When can I expect to hear additional information?

We will continue to keep you apprised of information as it becomes available.

CUSTOMER/PARTNER INQUIRIES

How will this change be communicated to our customers and partners?

We will send a message to our customers and partners today informing them of the announcement.

What information can I share with customers / partners / prospects about the acquisition?

We have prepared resources for customer- and partner-facing teams, which include copies of the emails being sent and key messages & FAQ guides that can be used to address questions you may receive. They are posted in in Galaxy. It’s important that all customer and partner communications regarding the announcement strictly adhere to the documents provided. We cannot provide more details than what’s described in these documents. Please note that these communications contain required disclosures and cannot be altered in any way.

What if a customer / partner / prospect wants more details?

Please reinforce with customers / partners / prospects that we are operating as usual and that we believe this agreement is an exciting opportunity for our company and all of our stakeholders. With Clearlake, and as a private company, we’ll be gaining significant strategic flexibility and financial resources to further advance our efforts to empower people and organizations, and provide our customers with unparalleled reach, efficiency and expertise. As we move toward closing and thereafter, we look forward to sharing more about the transaction and the benefits it creates.

INVESTOR/MEDIA INQUIRIES

May I communicate this news via social media or comment on this news via my social channels?

Remember, under no circumstances should you communicate socially on behalf of Cornerstone or in such a way that appears you are communicating as a representative of Cornerstone. Cornerstone has only a handful of designated spokespeople who can initiate or comment on this news.

What should I do if I get calls from media or anyone else regarding the transaction?

It’s very important that you do not comment on the transaction or try to answer any questions from the media or outside investors. If you receive any financial or acquisition-related questions from news media, analysts or investors, please refer them to:

•	Investor/financial questions: Jason Gold (jgold@csod.com)

•	Media/press questions: Media Team (media@csod.com)

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following key message and FAQ guide for the Company’s customer and partner facing teams was made available on August 5, 2021:

Key Message & FAQ Guide

Customer & Partner Facing Teams

This document is for internal use only, and meant only as a guide for Cornerstone sales, account management, alliances, services and support. Please remember that any disclosure of specific information or speculation beyond what has been communicated in public materials MUST be avoided.

You may use the below talking points during your conversations with customers, prospects or partners. Should you receive questions or requests for more specific information, please contact an authorized Cornerstone spokesperson:

•	Customers, partners and prospects: Jeff Lautenbach and Vincent Belliveau (EMEA and APJ)

•	Investors and shareholders: Jason Gold and Chirag Shah

•	Media and industry analysts: Deaira Irons (Media) and Jennifer Borun (Analysts)

ANNOUNCEMENT DETAILS

•	On August 5, 2021, Cornerstone announced it has entered into a definitive agreement to be acquired by Clearlake Capital, a global investment firm.

•

Under the terms of the agreement, Clearlake will acquire the outstanding shares of Cornerstone common stock for $57.50 per share in cash. The transaction has an enterprise value of approximately $5.2 billion.

•	The transaction is expected to close in the second half of 2021, subject to shareholder approval and other customary closing conditions including regulatory approvals.

•	Today’s announcement is the culmination of a robust strategic review process conducted over the past many months by the Board.

•	This process considered Cornerstone’s standalone opportunities as well as solicited and inbound interest from a significant number of parties, including potential strategic and financial partners.

•	Upon close of the transaction, Cornerstone will operate as a privately held company.

GENERAL STATEMENTS

•	This transaction provides a partner who is excited about Cornerstone, and who is committed to our team, our customers, and advancing Cornerstone’s strategy and mission.

•

This transaction enables Cornerstone to deliver compelling, certain value to our shareholders and do well by our employees, while strengthening our independent category leadership and providing more flexibility and resources to position Cornerstone for an even stronger future.

•

As a private company, Cornerstone will gain significant financial and strategic flexibility, which will further advance our innovation, provide our customers with unparalleled reach, efficiency and expertise, and create new opportunities for our employees.

•

Clearlake is a highly regarded investment firm with significant experience and success investing in SaaS companies. They are excited to provide Cornerstone with the support and resources we need to accelerate our strategy through product innovation, market expansion and industry leadership, so we can deliver more value to our customers.

EXTERNAL (CUSTOMER & PARTNER) Q&A

What was announced and what does it mean?

On August 5, 2021, we announced via press release the acquisition of Cornerstone by Clearlake Capital. When the transaction closes, Cornerstone will become a Clearlake portfolio company. Until then, we will remain a standalone public company.

This transaction enables Cornerstone to deliver compelling, certain value to our shareholders and do well by our employees, while strengthening our independent category leadership and providing more flexibility and resources to position the Company for an even stronger future. It will also allow us to further accelerate investments in our products and services to better serve our customers, with the support of a trusted partner who believes in our business, is aligned to our strategy, and our bold vision to power the future-ready workforce.

Why is Cornerstone going private?

Going private is a way to deliver compelling, certain value to shareholders while having more flexibility to accelerate our strategies around product innovation, market expansion and industry leadership. We believe that the resources, financial strength, and operational expertise of Clearlake will further strengthen our independent category leadership and provide more flexibility and resources to position the Company for an even stronger future.

How will this impact your product strategy?

With Clearlake as a trusted partner and as a private company, we’ll have significant strategic flexibility and financial resources to further advance our innovation, provide our customers with unparalleled reach, efficiency and expertise, and create new opportunities for our employees. We will be even better positioned to capture our market opportunities, including through acquisitions that extend our capabilities and the value we provide to customers long into the future.

Who is Clearlake and why did you choose to partner with them?

Clearlake is a highly regarded investment firm with significant experience and success investing in SaaS companies. Clearlake is one of our largest shareholders and see Cornerstone as a high performing market leader with a very compelling future market opportunity. They are interested in providing Cornerstone with the support and resources we need to accelerate our strategy through product innovation, market expansion and industry leadership, so we can deliver more value to our customers.

When will the transaction be completed?

The transaction is expected to close in second half of 2021, subject to approval by Cornerstone stockholders and regulatory approvals as well as other customary closing conditions.

Is this good for Cornerstone and its customers?

Yes, this is great news! Cornerstone’s mission and vision remain unchanged, and we will continue to be dedicated to the success of our customers and to delivering innovation that enables organizations and their people to grow and succeed, together. With Clearlake’s support, we can make bolder investments to better serve our customers today and well into the future, and Cornerstone will be even better positioned to capture new market opportunities, including through acquisitions that extend our capabilities and expand the value we provide to customers.

What changes should customers expect?

There is no change for customers. It’s business as usual. We remain deeply committed to delivering on our product roadmap, as well as our current and future customer commitments. We’re excited to launch our new People Experience Platform in October, and to connect with all our customers at Cornerstone Convergence on November 16 & 17, 2021.

What does this mean for partners?

There is no change for partners. Partners remain a key enabler of our customers’ success and a critical component in our strategy to drive growth and leadership in the market.

Will this change affect my pricing or contract with Cornerstone?

No. All customer commitments remain in place and there will be no changes to the working relationship. There are no pricing changes planned based on this transaction.

Will this change affect the people I am working with at Cornerstone such as my account manager?

No, there are no planned changes to your account teams or the teams that provide you service and support.

Will there be management changes as a result of the transaction?

There are no planned management changes at this time.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following presentation was communicated to the Company’s employees on August 5, 2021:

August 5, 2021

Hey everyone. Thank you for joining me today, especially on such short notice.

We made a big announcement just under an hour ago – so many of you have probably seen my email or read the press release.

For those who haven’t had a chance, that’s OK.

We’re going to review the details with you today on this call and talk more about what all of this means — and not just for our company but, really, what this means for all of you.

Before we begin, I need to share that this communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

So, let’s get started.

Today, August 5, 2021, we entered into a definitive agreement to be acquired by Clearlake.

You can read more about the terms of the agreement in the press release, but from a high-level:

Clearlake will acquire the outstanding shares of Cornerstone common stock for $57.50 per share in cash.

The transaction has an enterprise value of approximately $5.2 billion US dollars

This is expected to close in second half of 2021, subject to approval by a majority of Cornerstone shareholders and other customary closing conditions including regulatory approvals.

And upon close of the transaction, Cornerstone will operate as a privately held company.

This was a unanimous decision by our Board of Directors. And it’s a decision I firmly believe in.

Together with Clearlake, we believe Cornerstone can deliver compelling, certain value to our shareholders and we can do well for our employees. With Clearlake, we are better positioned for an even stronger future.

I understand this is big news, and I recognize you probably have a lot of questions. We have tried to anticipate the questions you have, and we’ll try to answer them to the best of our ability here today as well as in your FAQ materials.

While this announcement is an important milestone, please keep in mind that we are still in the early stages, and we expect to close the transaction in the second half of 2021. Until closing, Cornerstone remains a public company, and we’ll continue to operate as we always have.

You might be wondering, why did we choose to go private? Why not just stay public?

Of course, maximizing shareholder value is a primary goal for any company,

But there’s more to it than that. To put it simply, going private is a way to deliver compelling, certain value to our shareholders while having more flexibility to accelerate our strategies around product innovation, market expansion and industry leadership.

We have big plans for innovation and a bold vision for the future. With Clearlake’s support, we will be even better positioned to capture our market opportunities, including through acquisitions that extend our capabilities and the value we provide to customers well into the future.

So, why did Clearlake choose us? What do they see in us?

First of all, we’ve spent a lot of time getting to know the team at Clearlake over the past few months

Clearlake is a highly regarded investment firm with significant experience nurturing and growing SaaS companies like ours

As one of our biggest shareholders, Clearlake sees Cornerstone as a high performing market leader with a very compelling future market opportunity.

They are interested in providing Cornerstone with the support and resources we need to accelerate our strategy through product innovation, market expansion and industry leadership, so we can deliver more value to our customers.

It’s important for all of you to know that Clearlake is very confident in the talent of our people. They are aligned to our mission, they support our long-term strategy, and they believe in our bold vision to power the future-ready workforce, including our own.

Team, this is huge news. This is a pivotal milestone for our Company.

And our reason for being here is in large part because of your contributions, because of your hard work and commitment to this Company. I want you to know how proud I am of the work you have done to get us where we are today.

What’s even more exciting to me is where our journey takes us from here and what this strategic move enables us to do.

Partnering with Clearlake will enable us to accelerate innovation - with more latitude and flexibility in how we serve the evolving needs of our customers

This will also enable us to make bolder investments - so we can be better positioned to capture future market opportunities, including through acquisitions

And we’ll have more flexibility. - in how we invest in and win share of the market in the long-term.

Until we close, Cornerstone is still a public company, and we’ll continue to operate as we always have — business as usual — there will be no changes to our teams, our roles and responsibilities, or our business priorities.

We will keep you updated with any information as we are able to and have tried to provide as much proactive information as we can right now.

So today, if you haven’t already done so, please review all the materials provided, especially the employee FAQs that have been shared with you in my email earlier today. There is a lot of really important information that we’ve shared and answers to most, if not all, of your questions.

We are also sharing the news with our customers and partner community today. If you’re in a customer-facing role, please be sure to review the Messaging Guide and FAQs we put together for your teams.

Your executive leaders will connect with you over the coming days to ensure you have the clarity you need around this change to be able to focus on the goals we have set for ourselves.

Because of today’s all hands, we plan to reschedule the Manager Connect and Cornerstone Connect that are currently slated for next week. Stay tuned for new invites to those rescheduled meetings soon.

And finally, we’re committed to proving as much information as we can, just as soon as we can.

Now, I think we’ve covered most of them in our Employee FAQs, but I want to take a few minutes to highlight a few important questions here today about what’s top of mind.

What about our upcoming product launch, our company rebrand and Convergence?

There is no change for customers (or employees for that matter). It’s business as usual. We are deeply committed to delivering on our product roadmap, as well as our current and future customer commitments.

We’re excited to launch our new People Experience Platform in October.

We have an exciting new brand and vision also being revealed in October.

And we’ll be connecting with all our customers at Cornerstone Convergence on November 16 and 17, 2021.

We have a lot going on as we continue into the last half of this year and it’s a really exciting time to be part of this team.

What happens to employee equity?

At closing, your vested shares will be converted to cash at $57.50 per share and paid to you.

If you are a longer-serving employee who holds stock options that are in the money, you will be paid the difference between $57.50 and the exercise price for each option.

Each RSU you hold will be converted to the right to receive $57.50 per unit paid on your existing vesting schedule, provided you remain an employee through the applicable vesting dates.

How will this change our culture?

I know I speak for the entire executive team and Clearlake when I say that it’s so important that we don’t lose sight of where we came from or who we are. We’re still Cornerstone!

Our core values remain the same: we will still champion customer success, we bring our best, we achieve together, we get stuff done, and we innovate every day.

The experience we create at work is just that – the experience we create. I firmly believe that it’s incumbent on each and every one of us to ensure that the environment here at Cornerstone continues to be a place where we all want to be. I’m going to do my best to do my part and I hope you’ll join me.

As I mentioned earlier, we’ve tried to provide as much information as we can through the documents and FAQs so please make sure you review them as soon as you can.

If you do have questions we have not answered, you can send them to AskPhil@csod.com and we’ll keep you updated on new information as soon as we are able to.

Team, we’ve been on this journey together now for a while, but today marks a pivotal moment in that journey that will propel us into the future. As you can tell, I am excited about this and I hope you are, too.

Before we end our call, I want to take a moment to say thank you. I have a great deal of appreciation and gratitude for all of you and the work you have done to get us to this pivotal moment in our journey. We literally could not have done this without you.

I hope you can find some time today to reflect on what an amazing achievement this is for our Company and for you.

Have a wonderful rest of your week

Thanks everyone and be well!

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of

1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following presentation was communicated to the Company’s employees on August 5, 2021:

Forward Looking Statements This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

All Hands Meeting

August 5, 2021

Phil Saunders, CEO of Cornerstone

PROPRIETARY AND CONFIDENTIAL

August 5, 2021 Phil Saunders, CEO of Cornerstone All Hands Meeting PROPRIETARY AND CONFIDENTIAL

Cornerstone Enters Definitive Agreement to Be Acquired by Clearlake Capital Group PROPRIETARY AND CONFIDENTIAL

Photo by Khamkhor on Unsplash

PROPRIETARY AND CONFIDENTIAL

Building a great business, positioned for an even stronger future.  Photo by Khamkhor on Unsplash PROPRIETARY AND CONFIDENTIAL

PROPRIETARY AND CONFIDENTIAL “Cornerstone’s focus on people is reflected in their talented employees and the many customers who rely on their products to help their  businesses thrive.”

A milestone on our journey together.
PROPRIETARY AND CONFIDENTIAL

PROPRIETARY AND CONFIDENTIAL A milestone on our journey together.

What are next steps?

CHINA
BRAZIL
AUSTRALIA

PROPRIETARY AND CONFIDENTIAL

PROPRIETARY AND CONFIDENTIAL What are next steps?

PROPRIETARY AND CONFIDENTIAL What’s top of mind?

Thank You!

Cornerstone

PROPRIETARY AND CONFIDENTIAL

PROPRIETARY AND CONFIDENTIAL

Additional Information and Where to Find It In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021.  To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward Looking Statements This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.